UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware		62-1721435
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 23, 2024, at the annual meeting of stockholders of FedEx Corporation (“FedEx”), FedEx’s stockholders approved and adopted an amendment to FedEx’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide for the exculpation from personal liability of certain officers to the extent permitted under Delaware law (the “Amendment”). The Amendment had previously been approved, subject to stockholder approval, by FedEx’s Board of Directors. On September 24, 2024, FedEx filed a certificate of amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Delaware Secretary of State to effect the Amendment, which became effective immediately upon its filing.

A description of the Amendment is set forth in FedEx’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 12, 2024 under “Charter Amendments - Proposal 4 - Approval of an Amendment to the Third Amended and Restated Certificate of Incorporation of FedEx Corporation to Limit Liability of Certain Officers as Permitted by Law,” which description is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	FedEx’s annual meeting of stockholders was held on September 23, 2024.

(b)	The stockholders took the following actions at the annual meeting:

Proposal 1: The stockholders elected fourteen directors, each of whom will hold office until the annual meeting of stockholders to be held in 2025 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Silvia Davila	190,832,952	1,593,698	171,271	23,173,907
Marvin R. Ellison	189,736,126	2,691,534	170,261	23,173,907
Stephen E. Gorman	189,662,264	2,775,115	160,542	23,173,907
Susan Patricia Griffith	188,912,231	3,522,781	162,909	23,173,907
Amy B. Lane	190,521,784	1,911,128	165,009	23,173,907
R. Brad Martin	186,421,851	6,022,508	153,562	23,173,907
Nancy A. Norton	191,660,548	768,037	169,336	23,173,907
Frederick P. Perpall	189,793,489	2,640,150	164,282	23,173,907
Joshua Cooper Ramo	187,376,841	5,062,360	158,720	23,173,907
Susan C. Schwab	187,741,446	4,694,932	161,543	23,173,907
Frederick W. Smith	187,660,325	4,589,611	347,985	23,173,907
David P. Steiner	183,125,263	9,328,782	143,876	23,173,907
Rajesh Subramaniam	190,247,553	2,195,231	155,137	23,173,907
Paul S. Walsh	183,174,487	9,272,226	151,208	23,173,907

Proposal 2: The compensation of FedEx’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	174,470,045 votes for (90.6% of the voted shares)

•	17,658,415 votes against (9.2% of the voted shares)

•	469,461 abstentions (0.2% of the voted shares)

•	23,173,907 broker non-votes

Proposal 3: The Audit and Finance Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2025 was ratified by stockholders. The tabulation of votes on this matter was as follows:

•	207,561,794 votes for (96.2% of the voted shares)

•	8,024,382 votes against (3.7% of the voted shares)

•	185,652 abstentions (0.1% of the voted shares)

•	There were no broker non-votes for this item.

Proposal 4: The amendment to FedEx’s Third Amended and Restated Certificate of Incorporation to limit liability of certain officers as permitted by law was approved by stockholders. The tabulation of votes on this matter was as follows:

•	176,657,754 votes for (72.1% of the outstanding shares)

•	15,674,111 votes against (6.4% of the outstanding shares)

•	266,056 abstentions (0.1% of the outstanding shares)

•	23,173,907 broker non-votes

Proposal 5: The amendment to Federal Express Corporation’s Third Restated Certificate of Incorporation to remove the “pass-through voting” provision was approved by stockholders. The tabulation of votes on this matter was as follows:

•	191,107,700 votes for (78.0% of the outstanding shares)

•	1,196,239 votes against (0.5% of the outstanding shares)

•	293,982 abstentions (0.1% of the outstanding shares)

•	23,173,907 broker non-votes

Proposal 6: A stockholder proposal requesting a Just Transition report was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	43,030,820 votes for (22.3% of the voted shares)

•	148,661,508 votes against (77.2% of the voted shares)

•	905,593 abstentions (0.5% of the voted shares)

•	23,173,907 broker non-votes

Proposal 7: A stockholder proposal requesting that the Board of Directors amend FedEx’s governing documents to require non-binding stockholder approval of all Bylaw amendments adopted by the Board of Directors that do not require a stockholder vote was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	3,257,045 votes for (1.7% of the voted shares)

•	188,505,627 votes against (97.9% of the voted shares)

•	835,249 abstentions (0.4% of the voted shares)

•	23,173,907 broker non-votes

Proposal 8: A stockholder proposal requesting a report on alignment of FedEx’s lobbying and policy influence activities and positions with its goal to achieve carbon-neutral global operations by 2040 was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	39,188,251 votes for (20.3% of the voted shares)

•	152,556,578 votes against (79.2% of the voted shares)

•	853,092 abstentions (0.4% of the voted shares)

•	23,173,907 broker non-votes

SECTION 8. OTHER EVENTS.

Item 8.01.	Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx’s updated compensation arrangements with outside directors.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation of FedEx Corporation, effective as of September 24, 2024.

99.1	Compensation Arrangements with Outside Directors.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 24, 2024	By:	/s/ C. Edward Klank III
C. Edward Klank III
Corporate Vice President - Corporate Governance, Securities, and Tax Law